                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 26, 2000
                                                           ------------



                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact names of registrants as specified in their charters)

                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


          333-77499                                       43-1843179
          ---------                                       ----------
         333-77499-01                                     43-1843177
         ------------                                     ----------
    (Commission File Numbers)                          (Federal Employer
                                                    Identification Numbers)


12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                             63131
-----------------------------------                             -----
(Address of Principal Executive Offices)                        (Zip Code)

(Registrants' telephone number, including area code)            (314) 965-0555
                                                                --------------







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ITEM 5.  OTHER ITEMS.

     On May 26, 2000, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced that they have extended until June 1, 2000, their offer to exchange their 10.00% Senior Notes due 2009, 10.25% Senior Notes due 2010 and 11.75% Senior Discount Notes due 2010, which are registered under the Securities Act of 1933, as amended, for any and all of their outstanding 10.00% Senior Notes due 2009, 10.25% Senior Notes due 2010, and 11.75% Senior Discount Notes due 2010, which were not registered under the Securities Act.

     A copy of the press release announcing the extension is being filed as
Exhibit 99.1 with this report.




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ITEM 7.  EXHIBITS.

         (c)  Exhibits.

              99.1     Press release dated May 25, 2000.*

----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     CHARTER COMMUNICATIONS
                                     HOLDINGS, LLC, a registrant

Dated May 26, 2000                   By: /s/ KENT D. KALKWARF
                                         --------------------
                                         Name:    Kent D. Kalkwarf
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)
                                                  and Principal Accounting
                                                  Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CHARTER COMMUNICATIONS
                                     HOLDINGS CAPITAL CORPORATION, a
                                     registrant


Dated May 26, 2000                   By: /s/ KENT D. KALKWARF
                                         --------------------
                                         Name:    Kent D. Kalkwarf
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)
                                                  and Principal Accounting
                                                  Officer)